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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-3 (File No. 333-05821) of our report dated February 26, 1996, on our audits of the financial statements of the Composite Products Division of Hercules Incorporated. We also consent to the reference to our firm under the caption "Experts."


/s/ COOPERS & LYBRAND L.L.P.


Philadelphia, Pennsylvania
June 28, 1996